SECURITIES ACT FILE NO. 333-59745

                            ING EUROPEAN EQUITY FUND

                     SUPPLEMENT DATED AUGUST 20, 2002 TO THE
                   CLASSES A, B, C AND M INTERNATIONAL EQUITY
                       AND GLOBAL EQUITY FUNDS PROSPECTUS
                               DATED MARCH 1, 2002


     On August 20, 2002, the Board of Trustees of ING Funds Trust (the "Trust") with respect to ING European Equity Fund (the "Fund") adopted a Plan of Liquidation and Dissolution of Series effective August 21, 2002 (the "Effective Date"). This Plan is intended to accomplish the complete liquidation and dissolution of the Fund in conformity with all provisions of Delaware law, the Investment Company Act of 1940, the Internal Revenue Code of 1986, as amended, the Trust's Trust Instrument dated July 30, 1998, as amended, and By-Laws.

     On the Effective Date, the Fund will cease the public offering of its shares and shall not engage in any business activities, except for the purposes of winding up its business and affairs. No new investments in the Fund will be accepted after August 21, 2002. Pursuant to the Plan, the proportionate interests of shareholders in the assets of the Fund will be fixed on the basis of their respective shareholdings at the close of business on September 30, 2002. On such date, the books of the Fund shall be closed. Thereafter, unless the books are reopened because the Plan cannot be carried into effect under the laws of the state of Delaware or otherwise, the shareholders' respective interests in the Fund's assets shall not be transferable or redeemable. Accordingly, orders for redemption or exchange of shares will be not accepted after September 30, 2002.

     As soon as it is reasonable and practicable after the Effective Date, all portfolio securities of the Fund not already converted to cash or cash equivalents shall be converted to cash or cash equivalents and the Fund's assets will be distributed ratably among the Fund's shareholders of record in one or more cash payments. The Fund will be liquidated on October 1, 2002. The first distribution of the Fund's assets is expected to consist of cash representing substantially all the assets of the Fund, less the amount reserved to pay creditors of the Fund, and is expected to occur on October 07, 2002, or as soon thereafter as is practicable.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE